UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2005

VISTACARE, INC.

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-50118 (Commission File Number)	06-1521534 (IRS Employer Identification No.)

4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 648-4545

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.01

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2005, VistaCare, Inc. (the “Company”) announced in a press release that it will report the results of operations for its first quarter of fiscal 2005 after the market close and will host a conference call at 5:00 p.m. Eastern Time today (Tuesday, February 8) to discuss the results of operations for the three months ended December 31, 2004, as well as recent corporate developments. A copy of the press release is furnished as Exhibit 99.01 to this report and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VISTACARE REPORTS IMPROVED FIRST FISCAL QUARTER RESULTS: Admissions Reach All-Time Record High Levels; Average Length of Stay Improves,” dated February 8, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Date: February 8, 2005	By:	/s/ Stephen Lewis

	Name:	Stephen Lewis
	Title:	Secretary